ALGT investor day

Maury Gallagher – Chairman & CEO

November 2012

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Current state - excellent

- Helped develop new paradigm – MAKING MONEY
- Past 6 years averaged 15% operating profit with 4x growth
- Return on Invested Capital, Equity - Since 2007:
  - Invested capital – Earned $290m since beginning of 2008 on avg of $362m of net capital, 80% return over 5 year period
  - Return on equity – Earned 20.6% on average during period
- Balance sheet
  - $400m of cash at present
  - Negative net-debt of 52% as of Sept 30, 2012
  - Ability to repurchase shares in open market
- Special dividend - Just declared $2 per share special dividend payable in Dec 2012

allegiant™ Travel is our deal.

Very low cost structure

- Have lowest ex-fuel costs in US - 5 cent plus cost/ASM
  - Closest is Spirit at 6 cents
  - 15% advantage over Spirit
- Almost 50% advantage over
  - Southwest – 7.7 cents
  - Alaska – 7.6 cents
- Southwest LTM 3Q12 spent $91 per passenger ex fuel – G4 $57

CASM ex fuel figures are LTM 3Q12

allegiant™ Travel is our deal.

Future – focused on more of the same

- Maintain/improve cost structure
- Continue model with low cost aircraft - market is good
- Take advantage of strong balance sheet - cash position
- Take advantage of automation
  - Increase product offerings
  - Unit revenues

allegiant™ Travel is our deal.

Map with lines



We pledge the best travel deals.
Bellingham
Spokane
Pasco
Kalispell
Missoula
Great Falls
Minot
Grand Forks
Fargo
Duluth
Eugene
Medford
Bozeman
Billings
Bismarck
St. Cloud
Boise
Idaho Falls
Rapid City
Appleton
Rochester
Sioux Falls
Casper
Grand Rapids
Lansing
Stockton
San Francisco / Oakland
Ogden
Grand Island
Des Moines
Cedar Rapids
Moline
Peoria
Rockford
Gary
South Bend
Toledo
Fort Wayne
Bloomington
Springfield
Columbus
Monterey
Fresno
Las Vegas
Grand Junction
Montrose
Colorado Springs
Santa Maria
Los Angeles
Palm Springs
San Diego
Phoenix / Mesa
Wichita
Springfield
Northwest Arkansas
Belleville
Huntington
Lexington
Owensboro
Knoxville
Tri-Cities
Asheville
Chattanooga
Greenville - Spartanburg
Bangor
Plattsburgh
Niagara Falls
Elmira
Scranton
Allentown
Harrisburg
Youngstown
Hagerstown
Salisbury
Newport News
Roanoke
Greensboro
Wilmington
Myrtle Beach
Honolulu
Maui
Shreveport
Orlando / Sanford
Tampa / St. Petersburg
Fort Lauderdale
Fort Myers / Punta Gorda
Laredo
McAllen
allegiant
Travel is our deal.
www.allegiant.com
Routes as of November 1, 2012. Subject to change.

allegiant™ Travel is our deal.

Map with no lines


Bellingham
Spokane
Pasco
Kalispell
Great Falls
Grand Forks
Bangor
Eugene
Missoula
Billings
Minot
Duluth
Plattsburgh
Medford
Bozeman
Bismarck
Fargo
St. Cloud
Boise
Rapid City
Appleton
Niagara Falls
Idaho Falls
Casper
Rochester
Grand Rapids
Saginaw
Elmira
Sioux Falls
Cedar Rapids
Rockford
Lansing
Scranton
Stockton
Ogden
Grand Island
Des Moines
South Bend
Allentown
Oakland
Fort Collins/Loveland
Moline
Gary
Toledo
Harrisburg
Hagerstown
Peoria
Fort Wayne
Columbus
Salisbury
Monterey
Fresno
Grand Junction
Colorado Springs
Wichita
Springfield
Bloomington
Huntington
Roanoke
Owensboro
Belleville
Lexington
Newport News
Santa Maria
Las Vegas
Tri-Cities
Springfield
Knoxville
Greensboro
Los Angeles
Bentonville
Chattanooga
Asheville
Palm Springs
Greenville/Spartanburg
Wilmington
San Diego
Myrtle Beach
Phoenix-Mesa
Shreveport
Honolulu
Maui
Orlando-Sanford
Laredo
Tampa /St. Pete
Fort Lauderdale
Punta Gorda
McAllen

allegiant™ Travel is our deal.

ALGT investor day

Jude Bricker – SVP Planning/Treasurer

November 2012

allegiant Travel is our deal.

2012 capacity growth



2012 New Markets
Bellingham
Spokane
Eugene
Boise
Stockton
Oakland
Ogden
Fresno
Santa Maria
Las Vegas
Palm Springs
Phoenix-Mesa
Honolulu
Maui
St. Cloud
Rochester
Bloomington
Peoria
Springfield
Belleville
Fort Wayne
Lansing
South Bend
Columbus
Niagara Falls
Scranton
Harrisburg
Hagerstown
Asheville
Orlando-Sanford
Tampa
/St. Pete
Punta Gorda
Fort Lauderdale

- 30 New market launches
- Focus on HI, PGD, and Airtran back-fill

allegiant Travel is our deal.

Current 2013 capacity plan

- Current growth plan is primarily comprised of 166 seat + Hawaii
- 2013 scheduled ASM YoY growth expected to be +15 to +20%



Year over Year ASM Growth
25%
20%
15%
10%
5%
0%
6.0%
10.6%
1.0%
3.6%
-3.7%
17.5%
Gauge Change
Hawaii
Same Store Frequency
New CONUS Routes
Discontinued Routes
Total Growth

	Gauge Change	Hawaii	Same Store Frequency	New CONUS Routes	Discontinued Routes	Total Growth
2012 v 2011	**8.8%**	**3.7%**	**2.8%**	**7.4%**	**-2.9%**	**19.7%**

"Gauge Change" includes changes from MD80 to 757 or A319
Total growth is midpoint of guided range

A319 capacity planning

- A319s are not in the schedule through June (replacement only)
- Fall 2013 capacity load could include (based on A319 capabilities):
  - Shorter and higher airfield markets
  - Long range
  - Mexican / Caribbean
  - Incremental off-peak flying



allegiant
Travel is our deal.

allegiant
Travel is our deal.

Aircraft cost comparison (utilization of 8.9 hours/day)


Projected costs per passenger
Total
Ex fuel costs = $54
Fuel cost = $52
Total MD-80 = $106
Ex fuel costs = $55
Fuel cost = $41
Total A319 = $96
Other
$17
$17
$34
$18
$18
$36
Aircraft
$15
$5
$52
$72
$9
$10
$41
$60
MD80 (166 seats)
A319 used
Fuel
Ownership
Maintenance
Labor
Other

Assumptions
Ownership includes depreciation & amortization and aircraft rent
$3.25 fuel cost per gallon
90% load factor
Top 20 lines of flying are 8.9 BH/day

Other capacity initiatives

- More efficient time-of-day scheduling
- Optimizing peak capacity by month

LAS Schedule Q1 2012 VS Q1 2013



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percentage of Flights
11.7%
3.4%
77.3%
86.9%
11.0%
9.7%
Q1 2012
Q1 2013
Early Off Peak Hours
Peak Hours
Late Off Peak Hours

1Q12 Unit Rev vs Avg	-7.2%	3.2%	-6.4%

Early flights are departures before 0700; or, arrivals before 1100
Late flights are departures after 1900; or, arrivals after 2200

allegiant™ Travel is our deal.

Pricing initiatives

- Algorithmic approach to price
- Next step – applying the same methods to all products


March 2012 v 2010 Trailing 100 Days Booking Curve
Average Airfare
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
Load Factor
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12/22 12/29 01/05 01/12 01/19 01/26 02/02 02/09 02/16 02/23 03/01 03/08 03/15 03/22 03/29
Avg Fare 2012
Avg Fare 2010
Load Factor 2012
Load Factor 2010

Catchment area expansion

- Continue to see market growth in mature markets
- Customers show willingness to travel for access to low fares

Stockton Catchment 2009


Sacramento
Stockton
Lodi
Manteca
Modesto
Tracy
San Francisco
Oakland
San Jose

Stockton Catchment 2012


Sacramento
Stockton
Lodi
Manteca
Modesto
Tracy
Oakland
San Jose
South Lake Tahoe

Heat map by credit card zip code; darkest green is more than 400 segments

allegiant
Travel is our deal.

Revenue initiatives

- Overhead bags + Airport bag fees
- Seat Assignment pricing
- Tripflex display and pricing
- Priority boarding revamp



Avg fare – ancillary air related
$ per passenger
$38
$36
$34
$32
$30
$28
$31.46
$30.38
$31.51
$32.39
$33.90
$37.05
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

Other revenue

- Fixed Fee flying
  - Caesar's contract ends in January 2013
  - “Free” MD-87 available to support Ad-Hoc charters through 1H13
  - DOD charter opportunities with B757
- B757 leases have been terminated and aircraft returned

Fleet update

- Six 757s in-service by 1Q13
- 51 MD80s modified to 166 seat configuration by 1Q13
  - 1 MD87 retires YE 2012; 1 MD87 retires summer 2013
  - 5 150 seat MD80s retiring through YE 2013
- 9 ex-Easyjet A319s – lease is final; 1st delivery at year end
- 10 ex-Cebu A319s – purchase is still being negotiating

	YE 2012	1Q13E	2Q13E	3Q13E	4Q13E	FY 2013	FY 2014
MD80 (owned)	58	57	56	52	51	51	51
B757 (owned)	6	6	6	6	6	6	6
A319 (leased)	1	2	2	2	2	2	4
A319 (owned)	-	1	2	4	7	7	10
Total	65	66	66	64	66	66	71

Delivery dates are shown

allegiant Travel is our deal.

A320 used market

- A320 opportunities for replacement and growth
- Used A320 market catalysts:
  - Obsolesce due to new engine models
  - Spread on debt financing new vs used equipment
  - Slow demand growth
  - Increasing production rates by the OEMs
  - Airline consolidation
  - Fleet replacements
  - Other: stronger dollar, higher interest rates, or slower inflation/deflation

allegiant™ Travel is our deal.

B737 classic values


AVITAS 737-300 Bi-Yearly Forecast Values 1993-2010 (Left Axis)
737-300 1993 Market Values 1993-2010 (Left Axis)
Jet Fuel Price USD/Gallon (Right Axis)
737NG 800 Introduced in June 1997
737NG 700 Introduced in December 1996
Value ($m)
Price USD Per Gallon
35
30
25
20
15
10
5
0
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
Source: AVITAS Blue Book of Jet Aircraft Values 1993-2010
Source: BLOOMBERG - 04-01-10 Historical Jet Fuel Prices

allegiant™ Travel is our deal.

MD80 values keep costs down

- MD80 engines trade at a discount to maintenance value
- Market conditions should continue with AA MD80 retirements

STANDARD	2010	2011	2012
ESV Cost/cyc ($)	$161.82	$166.67	$171.67
LLP Cost/cyc (inc spoilage) ($)	$77.46	$82.88	$88.68
Total Cost/cyc ($)	$239.28	$249.55	$260.35
Total MD80 Engine Cycles	95,972	98,034	105,266
Total Standard Cost ($mm)	$23.0	$24.5	$27.4
Cost/Avg AC (MD80 only)	*$450,270*	*$465,988*	*$472,517*
ALLEGIANT			
Engine OH ($mm)	$5.1	$18.3	$7.1
Incr. Depreciation ($mm)	$1.8	$2.0	$2.3
Net Gain/Loss($mm)	$2.8	$2.3	$2.1
Total Actual Cost ($M)	$9.7	$22.6	$11.5
Cost/Avg AC (MD80 only)	*$190,909*	*$430,188*	*$198,654*

"Standard" rates include average over haul rates of $1mm per ESV2 and $500K per ESV1
LLP costs are per OEM CLP

allegiant™ Travel is our deal.

ALGT investor day

Kris Bauer – SVP Operations

November 2012

allegiant
Travel is our deal.

Getting the Airbus on our certificate

- Manuals submitted
- Training begun
  - Maintenance, pilots, flight attendants
- Proving runs scheduled for February
  - Will be performed in Phoenix
- In service targeted 2Q13
- First aircraft has undergone C-check and painted in Allegiant livery

allegiant™ Travel is our deal.

Allegiant A319


Travel is our deal.
allegiant
HB-JZK
COPYRIGHT STEVEN POTTER
AIRLINERS.NET

allegiant™
Travel is our deal.

Managing 3rd aircraft type

- Dedicated fleet manager positions
  - Flight operations and maintenance
- Substantially improved technical management
- Substantially improved safety department
- Enhanced safety programs
  - ASAP, FOQA, FRMS
- Improved reliability will reduce day to day complexity

allegiant™ Travel is our deal.

Labor update

- Flight attendants
- Pilots
- Dispatchers

allegiant™
Travel is our deal.

ALGT investor day

Scott Sheldon - CFO

November 2012

allegiant
Travel is our deal.

Aircraft fuel

- Improving fuel efficiency even before adding A319s
  - Over 7% improvement 3Q12 vs 3Q11


ASMs per gallon
65.00
60.00
55.00
59.1
60.1
61.4
62.0
63.3
64.9
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12
4Q 12E

	3Q 11	4Q 11	1Q 12	2Q 12	3Q 12	4Q 12E
150 seat MD-80	49	47	39	30	20	13 -15
166 seat MD-80	1	7	17	26	36	43-45
757	1	1	1	3	4	4
$ per gallon	$3.12	$3.08	$3.28	$3.14	$3.11	$3.20

Aircraft counts are end of period
4Q12E ASMs per gallon are estimated between 64 and 65
4Q 12E fuel price is estimate based on forward curve as of 11/8/12

Salary and benefits

- Pilots
  - Moving from band 2 to band 3
    - $3 - $4m annual increase, effective Nov 1
    - Increasing efficiency – 79% BH/PD ratio, up 6.7% YOY
- Flight attendants
  - full year 166 seat complement
    - $2.9M incremental costs YOY
    - Increasing efficiency – 84% BH/PD ratio, up 2.7% YOY
- IT - continuing commercial and operational support
  - Majority of 2012 labor was outsourced
    - Spend trending from CAPEX to OPEX

allegiant™ Travel is our deal.

Station operations

- Major destinations
  - Las Vegas – same footprint, $4.5m annual increase in 2013
  - Hawaii – nearly 2x average destination turn cost
- Secondary/smaller cities
  - More efficient, lower costs
  - Good cost control, trending towards $1k per departure
  - Average 40% lower cost per departure than destination cities

allegiant™ Travel is our deal.

Maintenance and repairs

- Heavy check line $$ flat YoY, events slightly up
- Engine overhauls – 1st RB211 with minimal JT8D activity
  - Expect $7-$10m in 2013 vs ~$7m in 2012

Maintenance per aircraft per month



$ per AC/Mos (000)
$140
$120
$100
$80
$60
$40
$102.6
$61.9
$102.7
$64.1
$128.9
$70.4
$102.5
$62.5
$105.0
$62.5
2009
2010
2011
2012E
2013E
Total maintenance expense per AC per mos
Mx exp less C-checks and engine OH

2012E maintenance per AC/Mos expected $100-$105k, non c-check/engines per AC/Mos expected $60-$65k
2013E maintenance per AC/Mos expected $100-$110k, non c-check/engines per AC/Mos expected $60-$65k

allegiant Travel is our deal.

Ownership costs

- D&A pressure due to 166 seat mods, 757s, A319s
- Accelerating MD-80 depreciation due to future retirements



AC lease rental & depreciation/AC/month
$ per AC/mos (000)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2009
2010
2011
2012E
2013E
AC rent/AC/mos
AC depreciation/AC/mos
Total depreciation/AC/mos

	2009	2010	2011	2012E	2013E
AC rent $m	$1.9	$1.7	$1.1	$0	$4 to $6
AC D&A per AC	$49.7	$51.3	$56.9	~$68	$70 to $72

Amounts are per AC/month - $000s

allegiant™ Travel is our deal.

Continued cost improvement

- Lowest CASM ex in the U.S.
- Airbus fleet expected to lower unit costs


CASM ex fuel
5.8
5.6
5.4
5.2
5.0
4.8
4.6
1.6%
5.1
13.0%
5.7
(7.0) – (5.0)%
5.4
(6.0) – (1.0)%
5.2
2010
2011
2012 E
2013 E
Year over year change
CASM ex fuel

2012 and 2013 CASM ex numbers assume midpoint of guided ranges

allegiant Travel is our deal.

CAPEX

- Airbus acquisitions > 85% of aircraft spend in 2013
- MX CAPEX run rate ~ $15m per year



CAPEX spend
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$98.5
$71
$28
$86.6
$73
$14
$130m
$105
$25
$155m
$130
$25
2010
2011
2012E
2013E
Other
Aircraft

2012E and 2013E are midpoint of guided ranges

Strong cash generation


Free cash flow
$ mm
$100
$75
$50
$25
$0
-$25
$0
$42
$82
2010
2011
LTM 3Q12


Net debt
$ mm
$0
-$75
-$150
-$225
-$300
2010
2011
LTM 3Q12
($122)
($173)
($218)


EBITDA
$ mm
$200
$175
$150
$125
$100
$140
$127
$179
2010
2011
LTM 3Q12


EBITDA per AC
$ mm
$4.0
$3.0
$2.0
$2.9
$2.4
$3.1
2010
2011
LTM 3Q12

See reconciliation tables below

Balance sheet strength

Return on capital employed



20%
10%
0%
15.3%
15.5%
4.4%
9.5%
2011
LTM 3Q12
LUV LTM 3Q12
ALK LTM 3Q12

Return on equity



30%
20%
10%
0%
15.0%
19.6%
7.3%
24.8%
2011
LTM 3Q12
LUV LTM 3Q12
ALK LTM 3Q12

Interest coverage



25
20
15
10
5
0
17.7 x
21.3 x
10.8 x
12.2 x
2011
LTM 3Q12
LUV LTM 3Q12
ALK LTM 3Q12

Debt / EBITDA



4
3
2
1
0
1.2 x
0.9 x
3.3 x
2.3 x
2011
LTM 3Q12
LUV LTM 3Q12
ALK LTM 3Q12

LUV = Southwest Airlines, based on published information
ALK = Alaska Airlines, based on published information

allegiant™ Travel is our deal.

GAAP reconciliation

EBITDA calculations

$mm	LTM 3Q12	2011	2010	2009	2008
Net Income	74.6	49.4	65.7	76.3	35.4
+Provision for Income Taxes	45.1	30.1	37.6	44.2	19.8
+Other Expenses	7.4	5.9	1.3	1.6	.7
+Depreciation and Amortization	52.1	42.0	35.0	29.6	23.5
=EBITDA	**179.2**	**127.4**	**139.6**	**151.8**	**79.4**
Total debt	153.7	146.0	28.1	45.8	64.7
+7 x annual rent	1.1	7.7	12.0	13.5	19.7
Adjusted total debt	154.8	153.7	40.1	59.3	84.4
=Adjusted Debt to EBITDA	**0.9x**	**1.2x**	**0.3x**	**0.4x**	**1.1x**
Average aircraft in period	58	52.3	47	43	36
=EBITDA per aircraft	**3.1**	**2.4**	**2.9**	**3.6**	**2.2**
Interest expense	8.4	7.2	2.5	4.1	5.4
= Interest coverage	**21.3x**	**17.7x**	**55.4x**	**37.2x**	**14.7x**

allegiant™
Travel is our deal.

GAAP reconciliation

Return on equity

$mm		LTM 3Q12	2011	2010	2009
Net Income ($mm)		74.6	49.4	65.7	76.3

	Sept 2012	Sept 2011	Dec 2011	Dec 2010	Dec 2009
Total shareholders equity ($mm)	423.1	339.1	351.5	297.7	292.0
Return on equity	**20%**		**15%**	**22%**	

ROE = Net income / Avg shareholders equity

allegiant™ Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	LTM 3Q12	2011	2010	2009
+ Net income	74.6	49.4	65.7	76.3
+ Income tax	45.1	30.1	37.6	44.2
+ Interest expense	8.4	7.2	2.5	4.7
- Interest income	1.0	1.2	1.2	2.5
EBIT	127.1	85.5	104.6	122.7
+ Interest income	1.0	1.2	1.2	2.5
Tax rate	37.7%	37.9%	36.4%	36.2%
Numerator	**79.8**	**53.9**	**67.3**	**79.6**
Total assets prior year	690.1	501.3	499.6	424.0
- Current liabilities prior year	181.3	166.6	158.6	131.0
+ ST debt of prior year	7.9	16.5	23.3	25.3
Denominator	**516.7**	**351.2**	**364.3**	**318.3**
= Return on capital employed	**15.4%**	**15.3%**	**18.5%**	**25.0%**

allegiant™ Travel is our deal.

GAAP reconciliation

Free cash flow calculations

$mm	LTM 3Q12	2011	2010
Cash from operations	188.3	129.9	98.0
- CAPEX	106.5	88.0	98.5
= Free cash flow	**81.8**	**41.9**	**(0.5)**

allegiant™ Travel is our deal.

GAAP reconciliation

Net debt

$mm	Sept 2012	Dec 2011	Dec 2010
Current maturities of long term debt	11.6	7.9	16.5
Long term debt, net curr maturities	142.1	138.2	11.6
Total debt	153.7	146.1	28.1
Cash and cash equivalents	157.1	150.7	113.3
Short term investments	200.0	154.8	35.7
Long term investments	14.8	14.0	1.3
Total cash	371.9	319.5	150.3
= Net debt	**($218.2)**	**($173.4)**	**($122.2)**

allegiant™ Travel is our deal.

ALGT Investor Day

Scott Allard - CIO

November 2012

allegiant™ Travel is our deal.

Allegiant technology

- Proprietary technology platform
  - Integrated operations, distribution, and finance
  - Control over platform allows product changes and innovation
- Mission
  - Preserve advantages of proprietary platform
  - Support product expansion and growth
  - Modular platform for agility
  - End objective => flexible, scalable systems - a generation ahead

allegiant™ Travel is our deal.

New booking engine



New Website
Mobile Apps
Old Website
AIS
Booking Engine
Airline Operations
Hotels
Cars
Products

New platform advantages

- Scalability
- Flexibility and Agility
- Marketing drives, not IT
- Content management system for efficient merchandising
- A/B testing offers continual improvement

Technology timeline

- CRM – 2Q13
  - Co-branded credit card
  - Travel Club
- Pricing Enhancements - 3Q13
  - Additional Air fare buckets
  - Market directional pricing
  - Market-specific hotel pricing
- SuperPNR - 3Q13
  - Standalone hotel, ancillary sales
  - Other Air sales
- International – 4Q13

allegiant™
Travel is our deal.

Mobile opportunities

- 20% of web traffic comes from mobile
- Mobile extends the selling window
  - Ancillary upsells during mobile check-in
  - Onboard sales via mobile flight attendant app
  - In-market ancillary sales via Deals app

allegiant™ Travel is our deal.

Mobile check-in



LIXAR 3G 4:20 PM
Back
Check In
Seat Selection
BGR to SFB
P1: John Smith 6D
P2: Jane Smith 6E
A B C D E F
P1
5
6
P1 P2
7
8
Total Additional Cost: $10.00
Current
Selected
Available
Unavailable
Emergency Row
Continue
Seats are not guaranteed until purchased.
Baggage Check
Seat Selection
Confirmation



LIXAR 3G 4:20 PM
Back
Check In
Confirmation
Date: JUN 07 2012
FLT: 997
BGR to SFB
John Smith
Edit Seat Selection $7.00
Edit Carry-On Bag ✔ $10.00
Edit Checked Bags 2 $70.00
Total Cost: $187.00
Continue
Baggage Check
Seat Selection
Confirmation

allegiant™ Travel is our deal.

Buy on-board



Bell
23:36
99 %
Flight #123
Employee ID: 4100
Snacks
Wine
Beer
M&M Peanut
$2.00
1
Munchies
$2.00
0
Pringles
$2.00
1
Reset
Checkout
Flights
Orders
Sales
Sync



Bell
23:36
99 %
Back
Flight #123
Employee ID: 4100
QTY
Items
Cost
1
M&M Peanut
$2.00
1
Pringles
$2.00
TOTAL
$4.00
Confirm
Flights
Orders
Sales
Sync

allegiant™ Travel is our deal.

In-market ancillary sales


No Service
9:10 AM
allegiant
My Deals
DINING
SHOWS
TOURS
TRANSPORT
NIGHT LIFE
FUN
WEDDING
Categories


No Service
9:22 AM
allegiant
My Deals
Summerlin South
Whitney
Henderson
Enterprise
The Mob Museum
300 Stewart Avenue
Las Vegas, NV
USA
89101
View Deal
Map


No Service
9:18 AM
Fun
allegiant
My Deals
CSI: THE EXPERIENCE
INTERACTIVE ATTRACTION
Reg. $31.
$25.20
CSI: The Experience
Offer ends: 10/31/2012 at 8:00am
CSI: The Experience is an interactive attraction placing guests in the role of a crime scene investigator as they try to solve one of three true-to-life mysteries!
Buy Now
Add to My Deals
Map
Categories

allegiant™ Travel is our deal.

ALGT investor day

Andrew Levy - President

November 2012

allegiant™
Travel is our deal.

Commercial 2012



Total fare
$150
$130
$110
$90
$70
$50
$125.51
$5.18
$31.18
$89.15
$128.78
$5.42
$33.77
$89.58
2011
LTM 3Q12
Avg fare
Avg Ancil/pax
Avg 3rd party/pax



Total TRASM
14
12
10
8
6
4
2
0
12.50
0.52
3.11
8.88
12.43
0.52
3.26
8.65
2011
LTM 3Q12
PRASM
Avg Ancil/ASM
Avg 3rd party/ASM

- Ancillary - unbundled
- Hawaii, PGD, OAK
- Debit card discount
  - Implemented in July 2012
  - RASM up, transaction costs down
  - Debit card take rate ~ 40% 3Q12

allegiant™ Travel is our deal.

Commercial 2013

- Booking engine and new tools
- Ancillary
- Demand generation
- Mobile
- International

Booking engine

- 100% of our originating traffic
- A/B testing – holding variables constant
  - Optimize user experience, conversion, revenue, profit
- Pricing tools
  - Air – buckets
  - 3rd party – directional, city specific pricing
- Early results, good

allegiant™ Travel is our deal.

Example A/B testing – package upsell

Example of a silo A/B test to measure impact of pricing display on hotel upsell.


allegiant Travel is our deal.
Travel Advisory!
Welcome! | Sign In | Need Help?
Book Vacation Hotels Cars Cruises Activities Destinations
Travel Tools Flight Status Check-in My Allegiant
Select Flights
Hotel
Getting Around
Special Offers
Travelers
Seats & Bags
Payment
Book Your Hotel Now and SAVE... Guaranteed!
The Shores Resort and Spa
Buy 3 and get your 4th night FREE
Details
List View
View on a Map
Travelers: 2
Rooms:
Sort results by
Hotel Name
Top Deals
Star Rating
Price
The Shores Resort and Spa
$329.53
$659.06 Total
View Details
River View
Included
Book Now
Ocean Front
-$101.36
Book Now
Your Trip Summary
Trip Price
Flight Information
Getting Around
Special Offers
Travelers
Seats & Bags
We pledge the best travel deals.
Travel is our deal.
We are committed to saving you money on more than just airfare.

Current:
Flight + Hotel pricing expressed as total price per person

Example A/B testing – package upsell

Example of a silo A/B test to measure impact of pricing display on hotel upsell.



allegiant Travel is our deal.
Travel Advisory!
Welcome! | Sign In | Need Help?
Book Vacation Hotels Cars Cruises Activities Destinations
Travel Tools Flight Status Check-in My Allegiant
Select Flights
Hotel
Getting Around
Special Offers
Travelers
Seats & Bags
Payment
Book Your Hotel Now and SAVE... Guaranteed!
The Shores Resort and Spa
Buy 3 and get your 4th night FREE
Details
List View
View on a Map
Travelers: 2
Rooms:
Sort results by
Hotel Name
Top Deals
Star Rating
Price
The Shores Resort and Spa
Flight+Hotel Package
$55.39
$659.06
View Details
River View
$55.39
Book Now
Ocean Front
$80.73
Book Now
Your Trip Summary
Trip Price
Flight Information
Hotel Information
Getting Around
Special Offers
Travelers
Seats & Bags
We pledge the best travel deals.
Travel is our deal.
We are committed to saving you money on more than just airfare.

Test:
Flight + Hotel pricing expressed as a *per night* total price per person

allegiant™ Travel is our deal.

Ancillary momentum



Average ancillary - total
$45
$40
$35
$30
$25
$20
$34.58
$36.35
$36.34
$39.97
$42.64
2010
2011
YTD11
YTD12
3Q12



Average fare - ancillary air-related charges
$34.00
$32.00
$30.00
$30.24
$31.17
$31.07
$34.40
2010
2011
YTD11
YTD12



Average fare - ancillary third party products
$6.00
$5.50
$5.00
$4.50
$4.00
$4.34
$5.18
$5.27
$5.57
2010
2011
YTD11
YTD12

All revenue is revenue per scheduled passenger, YTD nine months ending Sept 30

allegiant™ Travel is our deal.

Air related ancillary - room to grow

- Spirit ancillary products
  - Travel club
  - Credit card
  - Ticket counter charge



$60
$50
$40
$30
$20
$10
$0
$51.70
$32.39
$51.47
$33.90
$49.81
$37.05
1Q 12
2Q 12
3Q 12
Spirit
Allegiant

Spirit – non ticket revenue per passenger segment
Allegiant – ancillary air revenue per passenger

allegiant Travel is our deal.

Third party products

- YTD hotel net revenue +13%
- YTD transportation net revenue +35%

	% of total hotel room nights - 2012	% of total car rental days - 2012	% of total seats – 2012	% of total seats - 2013
Las Vegas	84%	8%	35%	31%
Remainder of system	16%	92%	65%	69%

- Call center
  - Transition to a sales force
  - Push packages

Hotel room nights and car rental days are YTD 2012

allegiant™ Travel is our deal.

Demand generation

- Marketing strategy and tactics
  - Management
  - Metrics
  - Expect ROI justified increase in spend
- Kayak – limited experiment
- Email campaigns
  - Deep linking into booking flow – conversion rate increase +200%
  - Database of email addresses, ~3m active subscribers

allegiant™ Travel is our deal.

Email campaign without deep linking

- The email call to action links the customer to the website, but nothing is pre-selected. Customer must perform the whole search.
- Many clicks and a large time investment are required to discover the advertised price point.



allegiant
Travel is our deal.
Introducing new nonstop flights between Scranton and Orlando
$83.99
Book Your Travel Deal!
YOUR VACATION PACKAGE SEARCH
CHOOSE DEPARTURE DATE BELOW
NOVEMBER 2012
CHOOSE RETURN DATE BELOW
MORE EVERYDAY

allegiant
Travel is our deal.

Email campaign featuring deep linking

- Email with relevant price point for the customer's market
  - The call to action links the customer deeper into the website.
  - The clicked route and travel dates are pre-selected.
  - The price advertised in the email is highlighted and easily discovered.


allegiant
Vacations
Hotels
Destinations
Activities
Travel Tools
ORLANDO
FLIGHT DEALS
Save more with great travel deals on Allegiant's nonstop flights!
Hurry, these deals won't last!
Fly to these great cities from Asheville, NC
Orlando / Sanford, FL
$38*
Book Now!
Fort Lauderdale, FL
$50*
Book Now!
Welcome! | Sign In | Need Help?
allegiant Travel is our deal.
Home
Book Vacation
Hotels
Deals
Destinations
Activities
Travel Tools
Check In
My Allegiant
YOUR VACATION PACKAGE SEARCH
Flight Only
Flight + Hotel
Flight + Hotel + Car
Flight + Car
From
ASHEVILLE, NC
To
FORT LAUDERDALE, FL
Promo Code
One Way
Adults
Children
CHOOSE DEPARTURE DATE BELOW
JANUARY 2013
10
$49.99

allegiant™ Travel is our deal.

Mobile

- Deals app, only in Las Vegas now, other locations coming
- Check in
- Full product
- Buy on board
- Stations

allegiant™
Travel is our deal.

International

- Late 2013 / early 2014
- Small cities to Las Vegas / Orlando
- Destination markets – Cancun
- Automation - payment, taxes
- Bilingual capabilities - website, call center, inflight & stations
- Regulatory
- A319

allegiant™ Travel is our deal.

Guidance recap

Item	Guidance
2013 Scheduled ASMs - YoY	+15 to 20%
2013 CASM ex fuel - YoY	(6%) – (1)%
2013 CAPEX	$150m to $160m
2013 Aircraft rent	$4m to $6m
2013 AC depreciation/AC/mo	$70k to $72k
2013 Maintenance/AC/mo	$100k to $110k

allegiant™ Travel is our deal.